Fees Summary	Mar. 13, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 179.53
Total Fee Amount	179.53
Total Transaction Valuation	1,300,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00